CONSULTING AGREEMENT

                 THIS AGREEMENT made the __ day of ______, 19__.

B E T W E E N:

               PERICOM SYSTEMS CORPORATION, a corporation incorporated under the laws of the Province of Ontario,

               (the "Consultant")

               - and -

               DOT COM ENTERTAINMENT GROUP INC, of the City of ___________, in the State of ___________, one of the United States of America,

               (the "Company")

               WHEREAS:

     The Company wishes to retain the Consultant to perform certain consulting and other services on its behalf and the Company has agreed to be so retained, subject to the terms, conditions and covenants herein provided;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereby agree as follows:

1        ARTICLE  - APPOINTMENT AND SERVICES OF THE CONSULTANT

2

2.1      Appointment
2.2

     The Company hereby agrees to retain the services of the Consultant and the Consultant agrees to be so retained, on and subject to the terms and conditions herein contained.

1.1      Scope of Duties
1.2

     During the term of this agreement, the Consultant shall have the following duties and responsibilities:

     (a) responsibility for the management of Company internal and client based hardware/software systems and technical staff;

     (b)  lead Company development team;

     (c) provide design and development services in the area of application development ecommerce and systems integration

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                                      -2-


     (d)  design, develop and implement Company architecture;

     (e) provide technical consulting and assist with product and service direction and development

     (f)  such  further  and  other  positions,  responsibilities,   duties  and
          authority as may, from time to time, be agreed as between the Company and the Consultant.

     The Consultant agrees that the obligations herein before contemplated shall be effected by the Consultant through the providing to the Company by the Consultant of the services of the Consultant's President, Perry Malone. As used in this Agreement, any references to the service to be provided by the Consultant shall be deemed to be a referenced as to the services of the Consultant through the providing of the services of Mr. Malone.

1.1      Time and Attention
1.2

     Without limiting the generality of the provisions of paragraph 1.2 of this Agreement, the Consultant and the Company agree that the Consultant shall not entitled or required to exercise any discretion over employee matters. Rather, all decisions with respect to employee matters shall be made by the directors and/or Chief Executive Officer of the Company, as appropriate, with the Consultant assisting only in respect of the lawful implementation of the decision so made.

     During the term of this agreement, the Consultant shall devote such of his working time and attention to the business and affairs of the Company as may be necessary to fulfill his duties hereunder. Notwithstanding the foregoing, nothing in this agreement shall be construed so as to deem to restrict in any way the freedom of the Consultant to conduct any other business or activity for his individual profit provided that the Consultant shall not provide his services to any person, firm or corporation engaged in any business competitive with that, from time to time, carried on by the Company.

1.1      Location
1.2

     The Consultant shall provide his services from the Town of Oakville, Ontario, or from such other location within North America as the Consultant may, in his sole discretion, determine.

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                                      -3-


ARTICLE - REMUNERATION AND REIMBURSEMENT OF THE CONSULTANT

1.1      Consulting Fee
1.2

     During the term of this agreement, in consideration of the services rendered and expenses to be incurred hereunder, the Consultant shall receive from the Company a consulting fee of Eighty-five ($85.00) Dollars, Can.. funds, per hour, payable monthly.

     Consultant shall submit monthly invoices particularizing the number of hours worked.

1        ARTICLE  - CONFIDENTIALITY AND NON-COMPETITION

2

2.1      Confidentiality
2.2

     The Consultant acknowledges that, in the course of carrying out his duties hereunder, he will have access to and will be entrusted with confidential information and trade secrets regarding the present and contemplated services, processes, techniques, procedures, products, lines of merchandise, suppliers and customers of the Company, the disclosure of any of which would be highly detrimental to the best interests of the Company. The Consultant, therefore, covenant and agrees with the Company that all such confidential records, material and information and all trade secrets concerning the business and affairs of the Company obtained by the Consultant in the course of performing his duties hereunder shall remain the exclusive property of the Company. Further, during the term of this agreement or at any time thereafter, the Consultant shall not divulge the contents of such confidential records or any such confidential information or trade secrets to any person, firm or corporation other than the Company's authorized employees and the Consultant shall not, following the termination of this agreement for any reason, use the contents of such confidential records or such confidential information or trade secrets for any purpose whatsoever.

1.1      Non-Solicitation
1.2

     The Consultant hereby agrees that he will not at any time during the term of this agreement and for a period of one (1) year thereafter, divulge to any person, firm or corporation the name of any customer of the Company or solicit, interfere with or endeavour to entice away from the Company any customer or any person, firm or corporation in the habit of dealing with the Company or interfere with or entice away any other employee of the Company and the Company may apply for and have an injunction restraining breach or threatened breach of the covenants herein contained.

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                                      -4-


1.1      Non-Competition
1.2

     The Consultant covenants and agrees with the Company that he will not, during the term of this agreement or for a period of one (1) year thereafter (without the prior written consent of the Company), directly or indirectly, in any manner whatsoever, either individually or in partnership or jointly or in conjunction with any other person or persons, firm or corporation, as principal, agent, employee or in any other manner, carry on or be engaged in or concerned with, within Canada or the United States of America, any business competitive with that of the business, from time to time, carried on by the Company.

1        ARTICLE  - TERM AND TERMINATION
2
2.1      Term

     This agreement shall be effective from the date of execution hereof and shall continue in full force and effect up to and including August 31, 1999 unless sooner terminated in accordance with the provisions of Section ; provided that notwithstanding the foregoing, upon the expiry of the original term, this agreement shall be automatically renewed for an unlimited number of further terms of one (1) year each, unless, at least ninety (90) days prior to the expiration of the initial term or any renewal term, notice of intention to terminate this agreement is given in writing by the Company to the Consultant or by the Consultant to the Company.

1.1      Termination by the Company
1.2

     This agreement may be terminated by either party upon thirty (30) days' written notice where cause is not alleged.

1.1      Termination for Cause
1.2

     The Company may terminate this Agreement at any time for cause effectively immediately, by written notice of termination to the Consultant setting forth the basis for termination and without payment or any compensation either by way of anticipated earnings or damages of any kind. For the purposes of this section the term "cause" shall include, without limiting the generality of the foregoing:

(a) a repeated and demonstrated failure on the part of the Consultant to perform the material duties of the Consultant's services in a competent manner and the failure of the Consultant to substantially remedy such failure within a reasonable period of time after receiving written notice of such failure from the Company;

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                                      -5-


(a) conduct involving fraud, dishonesty, material violation of the Company's policies and procedures or material non-compliance with the terms of this Agreement;

(a) the Consultant or any member of his Company or family receiving any personal profit arising out of or in connection with a transaction to which the Company is a party or with which the Company is associated without making disclosure to or obtaining the prior written consent of the Company;

(a) the failure by the Consultant to honour his fiduciary duties to the Company, including the duty to act in the best interests of the Company;

(a) the existence of circumstances which would justify the laying of a charge or information against the Consultant with respect to larceny, theft, embezelment, forgery, misappropriation, wilfulness application or other fraudulent or dishonest acts;

(a) the failure of the Consultant to obey reasonable instructions from an authorized representative of the Company that are not consistent with the Consultant's offered services and not remedy by the Consultant within a reasonable period of time after receiving written notice of such disobedience; and

(a) subject to applicable law, the Consultant's use of illegal drugs or abuse of controlled substances or habitual intoxication.

1        ARTICLE  - GENERAL CONTRACT PROVISIONS
2
2.1      Independent Contractor
2.2

     The parties acknowledge and agree that the Consultant is acting as an independent contractor in carrying out his obligations pursuant to the terms of this agreement and it is acknowledged and agreed that any employees or agents of the Consultant shall be deemed or construed to be acting in such capacity and not as employees or agents of the Company. The Consultant shall be solely liable for all acts of his employees and agents and responsible for all payments and withholdings in connection therewith.

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                                      -6-


1.1      Severability
1.2

     In the event that any provision herein or part thereof shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions or parts thereof shall be and remain in full force and effect. If, in any judicial proceeding, any provision of this agreement is found to be so broad as to be unenforceable, it is hereby agreed that such provision shall be interpreted to be only so broad as to be enforceable.

1.1      Notices
1.2

     All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to such other party or delivered to such other party as follows

(a)      to the Company at:



(a)      to the Consultant at:



or at such other address as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, or, if mailed, five (5) business days following the date of mailing thereof; provided that if any such notice, request, demand or other communication shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such notices, requests, demands or other communications shall be deemed to have been received five (5) business days following the resumption of normal mail service.

1.1      Entire Agreement
1.2

     This agreement constitutes and expresses the whole agreement of the parties hereto with reference to the provision by the Consultant of his services to the Company and all other matters herein provided. All promises, representations, collateral agreements and understandings relative thereto not incorporated herein are hereby superseded and cancelled by this agreement.

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                                      -7-


1.1      Governing Law
1.2

     This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

1.1      Time of the Essence
1.2

     Time shall be of the essence of this agreement and of every part hereof.

1.1      Assignment, Binding Effect
1.2

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                                      -8-


     Subject to the provisions of Article V, this agreement is personal to the Consultant and may not be assigned by him without the prior written consent of the Company. Subject to the foregoing, this agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF the parties hereto have duly executed this agreement this ___ day of ________, 19__.

SIGNED, SEALED AND DELIVERED   )   PERICOM SYSTEMS CORPORATION
         in the presence of:   )

                               )   Per:

                               )        I have authority to bind the Corporation
                               )
                               )
                               )
                               )   DOT COM ENTERTAINMENT
                               )   GROUP INC.

                               )
                               )   Per:

                               )        I have authority to bind the Corporation
                               )
                               )

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                                      -9-


                              CONSULTING AGREEMENT

                                 B E T W E E N:

                           PERICOM SYSTEMS CORPORATION

                                     - and -

                        DOT COM ENTERTAINMENT GROUP INC.

                                FOGLER, RUBINOFF
                            Barristers and Solicitors
                          Suite 4400, Royal Trust Tower
                      Box 95, Royal Toronto-Dominion Centre
                                Toronto, Ontario
                                     M5K 1G8